Exhibit 10.2

EXECUTION COPY

THIS AMENDMENT NO. 2 [FLY 2016A WAREHOUSE], dated as of September 6, 2018 (this “Agreement”), is made among FLY ACQUISITION III LIMITED, a company incorporated under the laws of Bermuda, as borrower (the “Borrower”), each of the undersigned lenders identified under the caption “LENDERS” on the signature pages hereto (each, a “Lender”), COMMONWEALTH BANK OF AUSTRALIA, NEW YORK BRANCH, as administrative agent (the “Administrative Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as security trustee (the “Security Trustee”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Security Trustee previously entered into the Facility Agreement [Fly 2016A Warehouse], dated as of February 26, 2016 (as amended, modified and supplemented from time to time, the “Facility Agreement”);

WHEREAS, the Borrower wishes to enter into Derivatives Agreements for the purpose of limiting its exposure to adverse movements in interest rates in relation to fixed rate lease cash flows from and after the Maturity Date; and

WHEREAS, the Borrower and the Lenders now wish to amend the Facility Agreement to reflect the foregoing.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each of the parties hereto agrees as follows:

Section 1.          Definitions; Effectiveness.  Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Facility Agreement for all purposes of this Agreement.  This Agreement shall be effective upon the execution and delivery hereof by the Borrower, the Administrative Agent, the Security Trustee and the Required Lenders.

Section 2.          Amendment.  Effective as of the date hereof and notwithstanding anything to the contrary set forth in the Finance Documents, Section 5.21(c) of the Facility Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

“(c)        ensure that no Derivatives Agreement entered into pursuant to this Section 5.21 shall have a termination or expiry date which extends beyond the scheduled termination or expiry date of the relevant Lease; provided that, for the avoidance of doubt and for the purpose of limiting the Borrower’s exposure to adverse movements in interest rates in relation to fixed rate lease cash flows from and after the Maturity Date, a Derivatives Agreement entered into pursuant to this Section 5.21 may have a termination or expiry date which extends beyond the Maturity Date; and”.

Section 3.          Ratification.  Except as otherwise set forth herein, each of the parties hereto acknowledges and agrees that the Facility Agreement and the other Basic Documents shall continue and shall remain in full force and effect in all respects.

Section 4.          Governing Law.  This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Agreement or any other Financing Document (except, as to any other Financing Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 5.          Miscellaneous.

(a)          The section headings in this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

(b)          By their signature below, the Required Lenders hereby instruct the Administrative Agent and the Security Trustee to execute and deliver this Agreement.

(c)          This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

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2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 [Fly 2016A Warehouse] to be duly executed and delivered as of the day and year first above written.

FLY ACQUISITION III LIMITED, as Borrower

By
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Security Trustee

By
Name:
Title:

COMMONWEALTH BANK OF AUSTRALIA, NEW YORK BRANCH, as Administrative Agent

By
Name:
Title:

LENDERS

COMMONWEALTH BANK OF AUSTRALIA, NEW YORK BRANCH, as a Lender

By
Name:
Title:

MUFG BANK, LTD., as a Lender

By
Name:
Title:

NEW YORK LIFE INSURANCE COMPANY, as a Lender

By
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as a Lender

By
Name:
Title:

NATIONAL AUSTRALIA BANK LIMITED, as a Lender

By
Name:
Title:

By
Name:
Title:

ABN AMRO CAPITAL USA LLC, as a Lender

By
Name:
Title:

By
Name:
Title: